Share Capital (Tables)	3 Months Ended
Mar. 31, 2025
Share Capital [Abstract]
Share Capital
On February 6, 2025, GH Research PLC completed a public offering on the Nasdaq in which it issued and sold an aggregate of 10,000,000 ordinary shares at $15.00 per share. The estimated net proceeds of the public offering were $139.8 million, after deducting underwriting discounts and estimated directly attributable transaction costs of $10.2 million.

Number of outstanding shares
At December 31, 2024	52,028,145
Share issue from public offering	10,000,000
At March 31, 2025	62,028,145